Barrett Growth Fund       www.barrettgrowthfund.com            April 15, 2005

Dear Fellow Shareholders:

In the third fiscal quarter ended March 31, 2005 the Barrett Growth Fund registered a decline of 2.87% versus a decline of 2.15% for the S&P 500. However, the Fund continues to outperform its Lipper peer group in all periods listed below.

QUARTER IN REVIEW

Rising energy prices continued to set the tone for the U.S. stock market. After retreating to some $40 per barrel in the fourth quarter of 2004, oil prices surged to an all time high of $58 per barrel in the first few months of 2005. Short-term interest rates also increased as the Federal Reserve continued to lean against building inflationary pressures. In the face of these headwinds, consumers appear to have reined in their spending. Automobile sales, particularly for the gas guzzlers, have been disappointing. Retail sales at discounters, such as WalMart, have also been weaker. Softer consumer spending raises the concern that corporations in turn will plan for slower economic growth and tone down their spending and investment initiatives. None of this has been lost on the stock market. Energy stocks increased and the bulk of the market retreated.


                                                   Total Return*<F3>                                             Since Inception
                           ------------------------------------------------------------------------------------------------------
                             Third Quarter                 One Year                    Five-Year                12/29/98-03/31/05
                           01/01/05-03/31/05          03/31/04-03/31/05             Average Annual               Average Annual
BARRETT GROWTH FUND              (2.87%)                     +4.17%                      (7.42%)                     (0.43%)
Lipper Large-Cap
  Growth Funds Index1<F1>        (4.58%)                     +1.30%                     (11.95%)                     (4.08%)
S&P 500(R) Index2<F2>            (2.15%)                     +6.69%                      (3.16%)                      +0.69%




1<F1> The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.
2<F2> The S&P 500(R) Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. The performance of the S&P 500(R) Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees.
*<F3> The performance data quoted represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance data shown above. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. As economic and market conditions change frequently there can be no assurance that trends described will continue or that forecasts will come to pass. Current performance data to the most recent month end may be obtained by calling (877) 363-6333 toll free. Shares of the Barrett Growth Fund are distributed by T.O. Richardson Securities, Inc., neither an affiliate of the Fund nor the Adviser.

PERFORMANCE REVIEW

The Fund's performance versus our Lipper peer group benefited from a slightly overweighted energy position, as energy stocks registered a double-digit return in the latest quarter. This helped to offset declines in other sectors. The second best performing sector was Health Care, which reversed last quarter's decline and turned in a fractionally positive performance this quarter. Information Services and Software and Electronics were the worst performing sectors.

THE PORTFOLIO

The following is a graphical depiction of the sectors in the portfolio:

As of 3/31/05, Figures as a Percentage of Total Assets*<F4>

Consumer                                     21.3%
Financial                                    14.5%
Healthcare                                   21.8%
Information Services                          8.3%
Software & Electronics                        8.7%
Telecom                                       1.5%
Basic Industry                               10.2%
Energy                                        9.3%
                               *<F4>  Cash is approximately 4.4% of Total Assets

The largest equity positions as a percentage of equity at March 31, 2005 were as follows:

   The Goldman Sachs Group, Inc.              3.8%
   General Electric Co.                       3.5%
   Schlumberger, Ltd.                         3.2%
   Medtronic, Inc.                            2.9%
   United Technologies Corp.                  2.9%
   Dell, Inc.                                 2.7%
   Stryker Corp.                              2.5%
   Gilead Sciences, Inc.                      2.4%
   Chicos Fas Inc. Com                        2.4%
   Pfizer, Inc.                               2.4%


The best and worst performing securities during the quarter ending March 31, 2005 are shown below:

BEST PERFORMERS
---------------
1.  Coventry Healthcare, Inc.                28.4%
2.  Chico's FAS Inc.                         24.1%
3.  XTO Energy, Inc.                         23.7%
4.  Apache Oil Corp.                         21.1%
5.  Exxon Mobil Corp.                        16.3%

WORST PERFORMERS
----------------
1.  Ebay, Inc.                               (35.9%)
2.  International Game Technology            (22.4%)
3.  Veritas Software Co.                     (18.7%)
4.  Computer Sciences Corp.                  (18.7%)
5.  American International Group             (15.6%)

Not surprising, the better performers were dominated by energy names; we began the quarter with a small position of Ebay and added to it on ensuing weakness.

During the quarter we added several new names, which are highlighted below:

GENZYME CORPORATION (GENZ) is a biotechnology company that specializes in drugs that treat relatively small populations of patients who suffer from life threatening diseases or other unmet medical needs. The small size of each patient group means the company has little or no competition on the revenue side for its ten marketed products; its new manufacturing plants have improved output and enhanced margins; and the combination should drive earnings per share growth in excess of 20% over the next several years.

PROCTER & GAMBLE CO. (PG) is one of the premier consumer product companies in the world. The company will be adding Gillette to its vast distribution network this Fall. We think this large acquisition will enable P&G to increase its revenue growth as well as improve profitability. The company recently increased its dividend by 12%, and we expect the company to produce superior earnings growth over the next 5 years.

VARIAN MEDICAL SYSTEMS, INC. (VAR) is the dominant supplier of radiation therapy systems for the treatment of cancer. The company commands a 60% share of a $2 billion global market. Over several decades, Varian's technological developments have continued to produce advanced radiation therapy products that are more and more precise in destroying cancer cells while avoiding the surrounding healthy tissue. Demand for radiation oncology services is growing as the population ages and the incidence of cancer rises. In addition, new technology and product upgrades as well as the expansion into international markets are contributing to growth. The company has a solid track record of producing strong top- and bottom-line results. The company has a healthy balance sheet and generates strong cash flow. Over the long-term, management is targeting revenue growth of 10% to 15% and EPS growth of 20%.

Although WALT DISNEY COMPANY (DIS) is familiar to many investors, the investment outlook for the stock is being rediscovered by investors. New CEO Bob Iger is taking over from Michael Eisner at a time when the business fundamentals have clearly turned a corner. After a challenging period over the past 5 years, the company's key theme park division is showing the positive effects of a resumption in leisure travel and a more disciplined approach to cost management. The television network is capitalizing on several hit shows and steadily improving its ratings, and should deliver increased advertising revenue over the coming year. As a result, earnings growth should return to the mid teens level in the coming years.

We also added to the existing positions of Exxon, Schlumberger, EBay, General Electric and Microchip Technology. One stock, Vodafone, was eliminated during the quarter and a significant number of holdings were trimmed to make room for the new positions. The most significant change occurred in the financial sector where the weighting declined from 17.6% to 14.5% as five positions were trimmed. Also, energy holdings increased from 6.1% to 9.3% based on a combination of price appreciation and incremental purchases of existing holdings.

INVESTMENT OUTLOOK

All eyes appear to be on the Federal Reserve's words and actions as their policies unfold to control rising inflationary pressures. However, other important factors such as fiscal policy, currency exchange rates, and earnings reports will be watched closely by investors. We continue to think that the U.S. and China economies will provide enough ballast to weather higher rates and commodity prices. Although the U.S. economy is likely to slow versus 2004, we still expect trend line growth in excess of 3%. Many of the Fund's holdings are offsetting cost pressures with higher product prices and additional cost initiatives. Therefore, we expect earnings growth to drive higher stock prices as 2005 unfolds.

Thank you for choosing the Barrett Growth Fund. Please visit us at our website, www.barrettgrowthfund.com. If you have any questions, please call toll-free
(877) 363-6333.

Sincerely,

/s/Peter H. Shriver
Peter H. Shriver, CFA
President

/s/Robert J. Voccola        /s/Michele A. Ward         /s/Robert J. Milnamow
Robert J. Voccola, CFA      Michele A. Ward, CFA       Robert J. Milnamow
Lead Portfolio Manager      Portfolio Manager          Portfolio Manager

The outlook and views presented above are those of the Investment Adviser as of 04/15/05, and are subject to change. This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

                       C/O US BANCORP FUND SERVICES, LLC
                 615 EAST MICHIGAN STREET  MILWAUKEE, WI 53202
                   (877) 363-6333  WWW.BARRETTGROWTHFUND.COM